UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2020

Pyxus International, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	PYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information regarding the Restructuring Support Agreement (as defined below) set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.03 Bankruptcy or Receivership

On June 15, 2020, Pyxus International, Inc. (“Pyxus”) and its subsidiaries Alliance One International, LLC, Alliance One North America, LLC, Alliance One Specialty Products, LLC and GSP Properties, LLC (collectively, the “Company”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization (“Prepack Plan”) that effectuates a financial restructuring of the Company’s secured debt (the “Restructuring”). The Company commenced solicitation of the Prepack Plan with a related disclosure statement (“Disclosure Statement”) on June 14, 2020, and anticipates completing the solicitation during the Chapter 11 Cases. The Company has requested that the Bankruptcy Court administer the Chapter 11 Cases jointly under the caption In re Pyxus International, Inc., et al.

The Company filed motions with the Bankruptcy Court seeking authorization to continue to operate its businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure its ability to continue operating in the ordinary course of business both domestically and internationally, the Company also has filed with the Bankruptcy Court a variety of “first day” relief motions, including authority to pay employee wages and benefits and vendors and suppliers in the ordinary course of business. The Prepack Plan and the “first day” relief anticipate that vendors and other unsecured creditors who continue to work with the Company on existing terms will be paid in full and in the ordinary course of business.

A copy of the Prepack Plan is attached to the Disclosure Statement included as Exhibit 99.2 hereto and is incorporated herein by reference.

Restructuring Support Agreement

In furtherance of the Restructuring, on June 14, 2020, the Company entered into a Restructuring Support Agreement (the “RSA”) with holders (collectively, the “Consenting Noteholders”) of greater than 92% of the Company’s 8.500% Senior Secured First Lien Notes due 2021 (the “First Lien Notes”) and greater than 67% of the Company’s 9.875% Senior Secured Second Lien Notes due 2021 (the “Second Lien Notes”). As set forth in the RSA, including in the term sheets attached thereto (including all exhibits, annexes and schedules attached thereto, the “Term Sheets”), the Company and Consenting Noteholders (collectively, the “RSA Parties”) agreed to the terms of the Restructuring, which is contemplated to be implemented through the Prepack Plan.

As described above, on June 15, 2020, the Company commenced the Chapter 11 Cases to implement the Prepack Plan.

The RSA contemplates a comprehensive deleveraging of the Company’s balance sheet. Specifically, the RSA and Term Sheets provide, in pertinent part, as follows:

•	The Company’s general unsecured creditors, including its foreign working capital lines, vendors and employees, will be paid in full in the ordinary course of business.

•

The Company is entering into debtor-in-possession financing structured as a delayed draw term loan (the “DIP Facility”) in the aggregate principal amount of $206.7 million. The DIP Facility, which is subject to Bankruptcy Court approval, will have a stated maturity of six months from the closing date of the DIP Facility. The DIP Facility will be guaranteed by certain of the Company’s subsidiaries, including subsidiaries that are not subject to the Chapter 11 Cases, and will bear interest at LIBOR + 1025 basis points (subject to a LIBOR floor of 150 basis points), payable in cash monthly. Pursuant to the RSA, certain Consenting Noteholders have committed to fund the full amount of the DIP Facility. Certain eligible holders of the Second Lien Notes can subscribe to a portion of the DIP Facility as lenders subject to subscription procedures that will be distributed to the holders of Second Lien Notes after entry of the initial Bankruptcy Court order approving the DIP Facility.

•

The DIP Facility, together with certain fees, will convert into an exit term facility (the “Exit Term Facility”) on the effective date of the Prepack Plan (the “Effective Date”). The Exit Term Facility will have a 4.5-year maturity and bear interest at a rate of LIBOR + 800 basis points (subject to a LIBOR floor of 150 basis points) payable in cash and from and after the first anniversary of the Effective Date, an additional 100 basis points of interest payable in kind, which increases 100 basis points annually on each anniversary of the Effective Date thereafter. In connection with the conversion to the Exit Term Facility, the lenders under the DIP Facility will also receive 45% of the new common stock of reorganized Pyxus pursuant to the Prepack Plan on account of their claims, subject to dilution from, among other things, equity issued as fees in connection with the Restructuring and the management incentive plan referenced below.

•

The Company intends to enter into a new asset based loan facility on the Effective Date with a commitment amount of at least $60 million. The Company expects to secure a commitment for such a facility during the Chapter 11 Cases.

•

The holders of the First Lien Notes either will receive new secured notes issued by the Company on the Effective Date (the “Exit Senior Notes”) or will be repaid in full in cash if the Company secures commitments for new financing that satisfies certain criteria set forth in the Term Sheets. The Exit Senior Notes will have an original principal amount of approximately $280.8 million, will mature 4 years after the Effective Date and will bear interest at a rate of 1000 basis points.

•

Each holder of the Second Lien Notes will have the choice either to receive cash in an amount equal to 2.00% of the principal amount of such holder’s Second Lien Notes or its ratable share of 100% of the new common stock of reorganized Pyxus which will be subject to dilution from, among other things, the equity issued to the lenders under the DIP Facility, equity issued as fees in connection with the Restructuring and the management incentive plan.

•

Each holder of existing Pyxus common stock will receive its ratable share of $1,000,000 in cash provided that such holder does not opt out of the third party releases contained in the Prepack Plan and does not oppose, seek to impede or object to confirmation of the Prepack Plan.

•

On the Effective Date, 8% of the fully diluted common stock of reorganized Pyxus shall be reserved for issuance pursuant to a management incentive plan, on terms to be determined by the reorganized Pyxus board of directors post-Effective Date.

The RSA includes certain milestones for the progress of the Chapter 11 Cases, which include the dates by which the Company is required to, among other things, obtain certain Bankruptcy Court orders and consummate the Restructuring. No assurance can be given that the Restructuring described in the RSA, the Term Sheets or the Prepack Plan will be consummated.

The foregoing description of the RSA is qualified in its entirety by reference to the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Press Release

On June 15, 2020, the Company issued a press release announcing the RSA and the DIP Facility as well as its decision to file the Chapter 11 Cases. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional information about the Chapter 11 Cases is available at http://cases.primeclerk.com/Pyxus. For copies of motions and orders filed with the Bankruptcy Court and other documents related to the court supervised process, please visit http://cases.primeclerk.com/Pyxus.

Disclosure Statement

The Disclosure Statement in connection with the solicitation of the Prepack Plan was distributed to certain creditors of the Company on June 14, 2020. A copy of the Disclosure Statement is being furnished as Exhibit 99.2 and is incorporated into this Item 2.02 by reference. This Current Report is not a solicitation of votes to accept or reject the Prepack Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement.

The information set forth in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described above in Item 1.03 constitutes an event of default under the following debt instruments of the Company (collectively, the “Debt Instruments”):

•

the ABL Credit Agreement dated as of October 14, 2016 by and among, amongst others, the Company (formerly known as Alliance One International, Inc.), certain lenders party thereto, Wells Fargo Bank, National Association, as syndication agent, and Deutsche Bank AG New York Branch, as administrative agent and collateral agent;

•

the Indenture dated as of October 14, 2016 among the Company (formerly known as Alliance One International, Inc.), Alliance One Specialty Products, LLC, as initial guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, collateral agent, registrar and paying agent, relating to the First Lien Notes; and

•

the Indenture dated as of August 1, 2013 among the Company (formerly known as Alliance One International, Inc.), Law Debenture Trust Company of New York, as trustee, Law Debenture Trust Company of New York, as collateral trustee, and Deutsche Bank Trust Company Americas, as registrar and paying agent, relating to the Second Lien Notes.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable without notice from the lenders or noteholders thereunder. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the lenders’ and noteholders’ rights to enforce the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD

During the pendency of the Chapter 11 Cases, the Company intends to adopt a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, the Company plans to file with the Securities and Exchange Commission (the “SEC”) current reports on Form 8-K that will include the Company’s monthly financial reports required by the Bankruptcy Court to be filed in the Chapter 11 Cases. The Company will continue to file other current reports on Form 8-K as required by the federal securities laws. Accordingly, during this period and until the Company has filed all delinquent Form 10-K and Form 10-Q reports, the current reporting requirement under Rule 144 applicable for sales of Company securities by affiliates of the Company may not be satisfied, and accordingly such affiliates may be unable to rely on Rule 144 with respect to any such sales.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include:

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risks and uncertainties relating to the Chapter 11 Cases, including but not limited to: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Bankruptcy Court of the Prepack Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel, whether the Company’s leaf tobacco customers, farmers and other suppliers might lose confidence in the Company’s ability to reorganize its business successfully and may seek to establish alternative commercial relationships, whether, as a result of the Chapter 11 Cases, foreign lenders that have provided short-term operating credit lines to fund leaf tobacco operations at the local level may lose confidence in the Company and cease to provide such funding, and uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern;

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risk and uncertainties related to the Company’s leaf tobacco operations, including changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, changes in relevant capital markets affecting the terms and availability of short-term seasonal financing, political instability, currency and interest rate fluctuations, shifts in the global supply and demand position for tobacco products, changes in tax laws and regulations or the interpretation of tax laws and regulations, resolution of tax matters, adverse weather conditions, the impact of disasters or other unusual events affecting international commerce, and changes in costs incurred in supplying products and related services;

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risks and uncertainties related to the COVID-19 pandemic, including possible delays in shipments of leaf tobacco, including from the closure or restricted activities at ports or other channels, disruptions to the Company’s operations or the operations of suppliers and customers resulting from restrictions on the ability of employees and others in the supply chain to travel and work, border closures, determinations by the Company or shippers to temporarily suspend operations in affected areas, whether the Company’s operations that have been classified as “essential” under various governmental orders restricting business activities will continue to be so classified or, even if so classified, whether site-specific health and safety concerns related to COVID-19 might otherwise require operations at any of the Company’s facilities to be halted for some period of time, negative consumer purchasing behavior with respect to our products or the products of our leaf tobacco customers during periods of government mandates restricting activities imposed in response to the COVID-19 pandemic, and the extent to which the impact of the COVID-19 pandemic on the Company’s operations and the demand for its products may not coincide with impacts experienced in the United States due to the international scope of the Company’s operations, including in emerging markets that may have only recently experienced COVID-19 outbreaks; and

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risks and uncertainties related to the Company’s new business lines, including with respect to the impact of regulation associated with new business lines, including the risk of obtaining anticipated regulatory approvals for cannabis products in Canada and for nicotine e-liquids products in the United States, uncertainties regarding the regulation of the production and distribution of industrial hemp products and continued compliance with applicable regulatory requirements, uncertainties with respect to the development of the industries and markets of the new business lines, consumer acceptance of products offered by the new business lines, uncertainties with respect to the timing and extent of geographic and product-line expansion, the impact of increasing competition in the new business lines, uncertainties regarding the viability of facilities expansions, the possibility of delays in the completion of facilities expansions and uncertainties regarding the potential production yields of new or expanded facilities, as well as the progress of legalization of cannabis for medicinal and adult recreational uses in other jurisdictions.

A further list and description of these risks, uncertainties and other factors can be found in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2019, in Part II, Item 1A “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2019, September 30, 2019 and December 31, 2019 and in the Company’s other filings with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1     Restructuring Support Agreement, dated June 14, 2020, by and among Pyxus International, Inc. and certain of its creditors party thereto

99.1     Press Release, dated June 15, 2020

99.2     Disclosure Statement for the Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization, dated June 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr. Senior Vice President – Chief Legal Officer and Secretary